Exhibit 99.1

Contacts:	Debbie O’Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS RECORD THIRD QUARTER LICENSE REVENUES,
TOTAL REVENUES AND EARNINGS
Achieves Third Quarter Record GAAP Operating Margin of 18 Percent and Non-GAAP
Operating Margin of 25 Percent
REDWOOD CITY, Calif., October 22, 2009 — Informatica Corporation (NASDAQ: INFA), the world’s number one independent provider of data integration software, today announced financial results for the third quarter ended September 30, 2009.
     Revenues for the third quarter of 2009 were $123.4 million, up eight percent from the $113.8 million recorded in the third quarter of 2008. License revenues for the third quarter were $50.0 million, up nine percent from the $45.8 million recorded in the third quarter of 2008. Income from operations for the third quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $22.3 million, up 26 percent from $17.7 million in the third quarter of 2008. GAAP net income for the third quarter was $16.2 million or $0.17 per diluted share, up 21 percent from $13.4 million or $0.14 per diluted share in the third quarter of 2008. For the three-month periods ended September 30, 2009 and September 30, 2008, earnings per diluted share was calculated on an “if converted” basis, including the add-back of $1.0 million and $1.1 million, respectively, of interest and convertible notes issuance cost amortization, net of income taxes.
     Non-GAAP income from operations for the third quarter of 2009 was $30.9 million, up 22 percent from $25.4 million in the third quarter of 2008. Non-GAAP net income for the third quarter of 2009 was $22.3 million or $0.22 per diluted share, up over 15 percent from $18.9 million or $0.19 per diluted share in the third quarter of 2008. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructurings, purchased in-

process research and development, patent contingency accrual reversals and share-based payments. A reconciliation of GAAP results to non-GAAP results is included below.
     For the nine-month period ended September 30, 2009, revenues were $349.8 million, up six percent from the $331.3 million recorded for the first nine months of 2008. License revenues for the first nine months of 2009 were $142.8 million, up three percent from $138.6 million in the first nine months of 2008. GAAP income from operations for the first nine months of 2009 was $54.4 million, up 22 percent from $44.7 million in the first nine months of 2008. GAAP net income for the first nine months of 2009 was $39.2 million or $0.41 per diluted share, up over seven percent from $36.1 million or $0.38 per diluted share in the first nine months of 2008. Non-GAAP income from operations for the first nine months of 2009 was $81.0 million, up 23 percent from $65.6 million in the first nine months of 2008. Non-GAAP net income for the first nine months of 2009 was $58.1 million or $0.59 per diluted share, up 13 percent from $51.3 million or $0.52 per diluted share in the first nine months of 2008. For the nine-month periods ended September 30, 2009 and September 30, 2008, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $3.1 and $3.3 million, respectively, of interest and convertible notes issuance cost amortization, net of income taxes.
     “With our time-tested strategy and the team’s proven operational discipline, Informatica has attained sustained record results over the past five years,” said Sohaib Abbasi, chairman and CEO of Informatica. “In 2010, with improving macroeconomic conditions, Informatica is well positioned for strong growth through relentless innovation that delivers compelling business value to our customers.”
Significant milestones achieved since July 2009 include:
•	Signed repeat business with 237 customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included ACH Food Companies, Cincinnati Children’s Hospital, CVS Pharmacy, Electronic Arts, ING Continental Europe, Ministerie van Defensie, Paramount Pictures and Vivo Celular.

•	Added 64 new customers. Informatica increased its customer base this quarter to 3,857 companies. New customers include APS Healthcare, Cyfrowy Polsat, China

Mobile Jiangsu, Hachette Book Group, HDFC Bank, Ruby Tuesday, University of Michigan and VMware.
•	Acquired Agent Logic. The acquisition expands Informatica’s addressable market with an additional high-growth, adjacent technology category — Complex Event Processing (CEP). The combination of CEP and data integration enables organizations to be more responsive, adaptable and agile.

•	Expanded partnership with HP. Informatica and HP will deliver a new portfolio of integrated business intelligence solutions that help customers accelerate business decisions and optimize business performance by giving them access to more timely and accurate information.

•	Partnered with Intel. Intel SOA Expressway will embed Informatica B2B Data Transformation for integrating and transforming data from legacy and proprietary formats to SWIFT and other payment networks, thus accelerating integration and messaging of financial industry information across disparate formats and systems.

•	Earned top marks in Customer Loyalty in TNS Custom Research Data Integration Software survey. For the fourth consecutive year, Informatica earned top marks in Customer Loyalty in the 2009 Data Integration survey conducted by independent research firm TNS, a world leader in market insight and information.
Conference Call and Webcast
Informatica will discuss its third quarter 2009 results on a conference call today beginning at 2:00 p.m. PDT. A live Webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 617-801-6888, reservation number 32146396.

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
GAAP Net income	$16,192	$13,381	$39,240	$36,108

Plus:
Amortization of acquired technology	2,081	1,283	5,497	2,854
Amortization of intangible assets	2,754	1,502	7,239	2,857
Facilities restructuring charges	557	896	1,961	2,764
Purchased in-process research and development	—	—	—	390
Share-based payments	4,369	4,038	13,132	11,984
Patent contingency accrual reversal	(1,170)	—	(1,170)	—
Tax benefit of amortization of intangible assets and restructuring charges	(1,979)	(1,420)	(5,453)	(3,221)
Tax benefit of purchased in-process research and development	—	—	—	(152)
Tax benefit of share-based payments	(940)	(748)	(2,787)	(2,244)
Tax effect of patent contingency accrual reversal	456	—	456	—

Non-GAAP Net income	$22,320	$18,932	$58,115	$51,340

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Diluted net income per share: *
Diluted GAAP Net income per share	$0.17	$0.14	$0.41	$0.38

Plus:
Amortization of acquired technology	0.02	0.01	0.05	0.03
Amortization of intangible assets	0.02	0.01	0.07	0.03
Facilities restructuring charges	0.01	0.01	0.02	0.02
Purchased in-process research and development	—	—	—	—
Share-based payments	0.04	0.04	0.13	0.11
Patent contingency accrual reversal	(0.01)	—	(0.01)	—
Tax benefit of amortization of intangible assets and restructuring charges	(0.02)	(0.01)	(0.05)	(0.03)
Tax benefit of purchased in-process research and development	—	—	—	—
Tax benefit of share-based payments	(0.01)	(0.01)	(0.03)	(0.02)
Tax effect of patent contingency accrual reversal	—	—	—	—

Diluted Non-GAAP Net income per share	$0.22	$0.19	$0.59	$0.52

Shares used in computing diluted GAAP Net income per share	103,516	103,740	102,507	103,735
Shares used in computing diluted Non-GAAP Net income per share	104,936	104,435	103,535	104,640

*	Diluted EPS is calculated under the “if converted” method for the three and nine months ended September 30, 2009 and 2008. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million and $1.1 million for the three months ended September 30, 2009 and 2008, respectively, and $3.1 million and $3.3 million for the nine months ended September 30, 2009 and 2008, respectively.
About Informatica
Informatica Corporation (NASDAQ: INFA) is the world’s number one independent provider of data integration software. The Informatica Platform provides corporations with a comprehensive, unified, open and economical approach to lower IT costs and gain competitive advantage from their information assets. More than 3,850 enterprises worldwide rely on Informatica to access, integrate and trust their information assets held in the traditional enterprise and in the internet cloud. For more information, call +1 650 385 5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, Informatica uses non-GAAP financial measures of net income, income from operations and net income per share. These measures are adjusted to exclude the charges and expenses discussed above. The Company believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its historical financial performance. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends, and marketplace performance. Informatica believes that the inclusion of these non-GAAP financial measures provides consistency and comparability with its historical financial results, as well as comparability to similar companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors. In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income, income from operations or net income per share prepared in accordance with GAAP in the U.S.
Forward Looking Statements
This press release contains forward-looking statements relating to Informatica’s opportunity for growth in the data integration market, Informatica’s acquisition of Agent Logic and expected benefits to our customers and products, efforts being conducted with strategic partners and assumptions regarding product release and service availability. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to (1) competition with larger companies that have longer operating histories and greater financial, technical, marketing, and other resources; (2) uncertainty in the state of IT spending and the continued growth in the market for data integration solutions in general; (3) successful integration of Agent Logic’s products and employees and the achievement of expected synergies; (4) lack of control regarding our strategic partners’ devotion of adequate resources to promote, sell, implement, and support our products; and (5) delays or changes in announced product and service functionality. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s report on Form 10-Q for the quarter ended June 30, 2009, which are on file with the SEC and are available on the Company’s investor relations website at http://www.informatica.com/. All information provided in this release is as of October 22, 2009 and Informatica undertakes no duty to update this information.
# # #
Note: Informatica and Agent Logic are registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenues:
License	$49,981	$45,846	$142,770	$138,578
Service	73,413	67,971	207,026	192,709

Total revenues	123,394	113,817	349,796	331,287

Cost of revenues:
License	648	722	2,024	2,312
Service	18,759	20,404	55,605	61,569
Amortization of acquired technology	2,081	1,283	5,497	2,854

Total cost of revenues	21,488	22,409	63,126	66,735

Gross profit	101,906	91,408	286,670	264,552

Operating expenses:
Research and development	19,978	18,263	57,089	54,484
Sales and marketing	47,484	43,667	135,366	132,420
General and administrative	8,845	9,412	30,646	26,927
Amortization of intangible assets	2,754	1,502	7,239	2,857
Facilities restructuring charges	557	896	1,961	2,764
Purchased in-process research and development	—	—	—	390

Total operating expenses	79,618	73,740	232,301	219,842

Income from operations	22,288	17,668	54,369	44,710
Interest income and other, net	(127)	1,500	752	6,823

Income before income taxes	22,161	19,168	55,121	51,533
Income tax provision	5,969	5,787	15,881	15,425

Net income	$16,192	$13,381	$39,240	$36,108

Basic net income per common share	$0.18	$0.15	$0.45	$0.41

Diluted net income per common share (1)	$0.17	$0.14	$0.41	$0.38

Shares used in computing basic net income per common share	88,283	88,570	87,837	88,422

Shares used in computing diluted net income per common share	103,516	103,740	102,507	103,735

(1)	Diluted EPS is calculated under the “if converted” method for the three and nine months ended September 30, 2009 and 2008. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million and $1.1 million for the three months ended September 30, 2009 and 2008, respectively, and $3.1 million and $3.3 million for the nine months ended September 30, 2009 and 2008, respectively.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2009	2008
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$138,457	$179,874
Short-term investments	284,932	281,055
Accounts receivable, net of allowances of $3,522 and $2,558 respectively	83,625	87,492
Deferred tax assets	24,273	22,336
Prepaid expenses and other current assets	13,560	12,498

Total current assets	544,847	583,255

Property and equipment, net	8,042	9,063
Goodwill and intangible assets, net	356,377	254,592
Long-term deferred tax assets	2,481	7,294
Other assets	8,324	8,908

Total assets	$920,071	$863,112

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable and other current liabilities	$80,447	$71,282
Accrued facilities restructuring charges	20,567	19,529
Deferred revenues	126,040	120,892

Total current liabilities	227,054	211,703

Convertible senior notes	201,000	221,000
Accrued facilities restructuring charges, less current portion	35,973	44,939
Long-term deferred revenues	6,033	8,847
Long-term income taxes payable	12,180	20,668

Stockholders’ equity	437,831	355,955

Total liabilities and stockholders’ equity	$920,071	$863,112

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2009	2008
Operating activities:
Net income	$39,240	$36,108
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,063	4,199
Allowance for doubtful accounts	221	742
Gain on early extinguishment of debt	(337)	—
Share-based payments	13,132	11,984
Deferred income taxes	(3,421)	(5,637)
Tax benefits from share-based payments	2,631	7,067
Excess tax benefits from share-based payments	(2,812)	(5,237)
Amortization of intangible assets and acquired technology	12,736	5,711
Non-cash facilities restructuring charges	1,961	2,764
Other non-cash items	(44)	636
Changes in operating assets and liabilities:
Accounts receivable	7,425	16,143
Prepaid expenses and other assets	(300)	(10,022)
Accounts payable and other current liabilities	(20,085)	(7,363)
Income taxes payable	5,709	2,788
Accrued facilities restructuring charges	(9,766)	(9,222)
Deferred revenues	(2,825)	1,460

Net cash provided by operating activities	47,528	52,121

Investing activities:
Purchases of property and equipment	(2,037)	(3,162)
Purchases of investments	(306,577)	(198,302)
Purchase of investment in equity interest	—	(3,000)
Purchase of patent	(2,420)	—
Maturities and sales of investments	302,592	309,286
Business acquisitions, net of cash acquired	(86,024)	(79,844)
Transfer from restricted cash	—	12,016

Net cash provided by (used in) investing activities	(94,466)	36,994

Financing activities:
Net proceeds from issuance of common stock	28,832	26,089
Repurchases and retirement of common stock	(9,021)	(37,260)
Repurchases of convertible senior notes	(19,200)	—
Excess tax benefits from share-based payments	2,812	5,237

Net cash provided by (used in) financing activities	3,423	(5,934)

Effect of foreign exchange rate changes on cash and cash equivalents	2,098	(5,222)

Net increase (decrease) in cash and cash equivalents	(41,417)	77,959
Cash and cash equivalents at beginning of period	179,874	203,661

Cash and cash equivalents at end of period	$138,457	$281,620

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended				Three Months Ended
	September 30, 2009				September 30, 2008
	GAAP	Adjustments	(a)	Non-GAAP	GAAP	Adjustments	(a)	Non-GAAP
Revenues:
License	$49,981	$—		$49,981	$45,846	$—		$45,846
Service	73,413	—		73,413	67,971	—		67,971

Total revenues	123,394	—		123,394	113,817	—		113,817

Cost of revenues:
License	648	—		648	722	—		722
Service	18,759	(510	)(b)	18,249	20,404	(495	)(b)	19,909
Amortization of acquired technology	2,081	(2,081)		—	1,283	(1,283)		—

Total cost of revenues	21,488	(2,591)		18,897	22,409	(1,778)		20,631

Gross profit	101,906	2,591		104,497	91,408	1,778		93,186

Operating expenses:
Research and development	19,978	(1,177	)(b)	18,801	18,263	(1,013	)(b)	17,250
Sales and marketing	47,484	(1,452	)(b)	46,032	43,667	(1,332	)(b)	42,335
General and administrative	8,845	(60	)(c)	8,785	9,412	(1,198	)(b)	8,214
Amortization of intangible assets	2,754	(2,754)		—	1,502	(1,502)		—
Facilities restructuring charges	557	(557)		—	896	(896)		—

Total operating expenses	79,618	(6,000)		73,618	73,740	(5,941)		67,799

Income from operations	22,288	8,591		30,879	17,668	7,719		25,387
Interest income and other, net	(127)	—		(127)	1,500	—		1,500

Income before income taxes	22,161	8,591		30,752	19,168	7,719		26,887
Income tax provision	5,969	2,463		8,432	5,787	2,168		7,955

Net income	$16,192	$6,128		$22,320	$13,381	$5,551		$18,932

Net income per share:
Basic	$0.18			$0.25	$0.15			$0.21

Diluted (d)	$0.17			$0.22	$0.14			$0.19

Weighted shares used to compute net income per share:
Basic	88,283			88,283	88,570			88,570

Diluted	103,516	1,420	(e)	104,936	103,740	695	(e)	104,435

(a)	The following table summarizes the Non-GAAP adjustments for the respective periods presented:

	Three Months Ended
	September 30,
	2009	2008
Net income, GAAP basis	$16,192	$13,381
Amortization of acquired technology	2,081	1,283
Amortization of intangible assets	2,754	1,502
Facilities restructuring charges	557	896
Share-based payments	4,369	4,038
Patent contingency accrual reversal	(1,170)	—
Tax benefit for amortization of intangible assets and restructuring charges	(1,979)	(1,420)
Tax benefit of share-based payments	(940)	(748)
Tax effect of patent contingency accrual reversal	456	—

Net income, Non-GAAP basis	$22,320	$18,932

(b)	Excluded amounts represent share-based payments.

(c)	Excluded amount consists of share-based payments of $1,230 and patent contingency accrual reversal of $(1,170) for the three months ended September 30, 2009.

(d)	Diluted EPS is calculated under the “if converted” method for the three months ended September 30, 2009 and 2008. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million and $1.1 million for the three months ended September 30, 2009 and 2008, respectively.

(e)	Anti-diluted shares generated from the unrecognized share-based payments under the “treasury stock method” have been added back to the non-GAAP diluted weighted shares due to non-GAAP results excluding the share-based payments.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Nine Months Ended				Nine Months Ended
	September 30, 2009				September 30, 2008
	GAAP	Adjustments	(a)	Non-GAAP	GAAP	Adjustments	(a)	Non-GAAP
Revenues:
License	$142,770	$—		$142,770	$138,578	$—		$138,578
Service	207,026	—		207,026	192,709	—		192,709

Total revenues	349,796	—		349,796	331,287	—		331,287

Cost of revenues:
License	2,024	—		2,024	2,312	—		2,312
Service	55,605	(1,624	)(b)	53,981	61,569	(1,534	)(b)	60,035
Amortization of acquired technology	5,497	(5,497)		—	2,854	(2,854)		—

Total cost of revenues	63,126	(7,121)		56,005	66,735	(4,388)		62,347

Gross profit	286,670	7,121		293,791	264,552	4,388		268,940

Operating expenses:
Research and development	57,089	(3,468	)(b)	53,621	54,484	(3,043	)(b)	51,441
Sales and marketing	135,366	(4,397	)(b)	130,969	132,420	(3,935	)(b)	128,485
General and administrative	30,646	(2,473	)(c)	28,173	26,927	(3,472	)(b)	23,455
Amortization of intangible assets	7,239	(7,239)		—	2,857	(2,857)		—
Facilities restructuring charges	1,961	(1,961)		—	2,764	(2,764)		—
Purchased in-process research and development	—	—		—	390	(390)		—

Total operating expenses	232,301	(19,538)		212,763	219,842	(16,461)		203,381

Income from operations	54,369	26,659		81,028	44,710	20,849		65,559
Interest income and other, net	752	—		752	6,823	—		6,823

Income before income taxes	55,121	26,659		81,780	51,533	20,849		72,382
Income tax provision	15,881	7,784		23,665	15,425	5,617		21,042

Net income	$39,240	$18,875		$58,115	$36,108	$15,232		$51,340

Net income per share:
Basic	$0.45			$0.66	$0.41			$0.58

Diluted (d)	$0.41			$0.59	$0.38			$0.52

Weighted shares used to compute net income per share:
Basic	87,837			87,837	88,422			88,422

Diluted	102,507	1,028	(e)	103,535	103,735	905	(e)	104,640

(a)	The following table summarizes the Non-GAAP adjustments for the respective periods presented:

	Nine Months Ended
	September 30,
	2009	2008
Net income, GAAP basis	$39,240	$36,108
Amortization of acquired technology	5,497	2,854
Amortization of intangible assets	7,239	2,857
Facilities restructuring charges	1,961	2,764
Purchase in-process research and development	—	390
Share-based payments	13,132	11,984
Patent contingency accrual reversal	(1,170)	—
Tax benefit for amortization of intangible assets and restructuring charges	(5,453)	(3,221)
Tax benefit of purchased in-process research and development	—	(152)
Tax benefit of share-based payments	(2,787)	(2,244)
Tax effect of patent contingency accrual reversal	456	—

Net income, Non-GAAP basis	$58,115	$51,340

(b)	Excluded amounts represent share-based payments.

(c)	Excluded amount consists of share-based payments of $3,643 and patent contingency accrual reversal of $(1,170) for the nine months ended September 30, 2009.

(d)	Diluted EPS is calculated under the “if converted” method for the nine months ended September 30, 2009 and 2008. This includes the add-back of of interest and convertible notes issuance cost amortization, net of applicable income taxes of $3.1 million and $3.3 million for the nine months ended September 30, 2009 and 2008, respectively.

(e)	Anti-diluted shares generated from the unrecognized share-based payments under the “treasury stock method” have been added back to the non-GAAP diluted weighted shares due to non-GAAP results excluding the share-based payments.